UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2026

ModuLink Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-55649

(Commission File Number)

45-5692180

(IRS Employer Identification No.)

Unit 2, Level 6

Westin Centre

26 Hung To Road

Kwun Tong, Hong Kong

(Address of principal executive offices)(Zip Code)

(888) 493-8028

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 –Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2026, ModuLink Inc. (the “Company”) appointed Dr. Henry Wah Shing Lam (“Dr. Lam”), aged 31, as Chief Technology Officer (“CTO”) of the Company.

Dr. Lam is a technology entrepreneur with experience in robotics, automation and artificial intelligence. He is the founder and Chief Executive Officer of ASA Robotics Limited, a company focused on AI-driven automation solutions. Under his leadership, ASA Robotics Limited developed robotics and automation systems serving clients across multiple industries.

As Chief Technology Officer, Dr. Lam will be responsible for defining and executing the Company’s group-wide technology strategy, overseeing innovation and research and development initiatives, and supporting digital transformation across the Company’s subsidiaries and business units.

Dr. Lam holds a PhD in Biomedical Engineering and a first-class honours degree in Mechatronic Engineering from City University of Hong Kong. His academic and research work has included medical micro-robotics and artificial intelligence applications.

There are no family relationships between Dr. Lam and any director or executive officer of the Company, and there are no arrangements or understandings between Dr. Lam and any other person pursuant to which he was appointed as an officer of the Company.

Item 7.01–Regulation FD Disclosure.

On May 1, 2026, the Company issued a press release announcing the appointment of Dr. Lam as Chief Technology Officer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in the referenced in the press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01–Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press Release, dated May 1, 2026.
104	Cover Page Interactive File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL ENDEAVORS CORPORATION

Date: May 6, 2026	By:	/s/ FU, Wah
	Name:	FU, Wah
	Title:	Chief Executive Officer
(principal executive officer)

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